Center Coast MLP Focus Fund Class A Shares (CCCAX) Class C Shares (CCCCX) Institutional Class Shares (CCCNX)

Summary Prospectus	March 16, 2011

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus and Statement of Additional Information and other information about the Fund online at www.cccmlpfocusfund.com.  You may also obtain this information at no cost by calling 1-877-766-0066 or by sending an e-mail request to invest@cccmlpfocusfund.com. The Fund's Prospectus and Statement of Additional Information, both dated December 31, 2010, as each may be amended or supplemented, are incorporated by reference into this Summary Prospectus.

Investment Objective
The Center Coast MLP Focus Fund (the “Fund”) seeks to provide investors with current income and long-term capital appreciation.

Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in A Shares of the Fund.  More information about these fees and other discounts is available from your financial professional and in the section titled “Reduced Sales Charges – A Shares” on page 27 of the Statutory Prospectus.

Shareholder Fees (fees paid directly from your investment)	A Shares		C Shares		Institutional Shares
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75	%(1)	None		None
Maximum deferred sales charge (load) (as a percentage of the lesser of original purchase or redemption proceeds)	1.00	%(2)	1.00	%(3)	None
Redemption fee if redeemed within 90 days of purchase (as a percentage of amount redeemed, if applicable)	1.00%		1.00%		1.00%
Wire fee or overnight check delivery fee	$15		$15		$15
Retirement account fees (annual maintenance and redemption requests)	$15		$15		$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	1.00%		1.00%		1.00%
Distribution and/or service (12b-1) fees	0.25%		1.00%		None
Other expenses (4)	1.02%		1.02%		1.02%
Total annual fund operating expenses	2.27%		3.02%		2.02%
Fee waiver and/or expense reimbursements (5)	(0.77%)		(0.77%)		(0.77%)
Total annual fund operating expenses after fee waiver and/or expense reimbursements (5)	1.50%		2.25%		1.25%

1	No initial sales charge is applied to purchases of $1 million or more.
2	A contingent deferred sales charge (“CDSC”) of 1.00% will be charged on certain purchases of $1 million or more that are redeemed in whole or in part within 12 months of purchase.
3	A CDSC of 1.00% will be charged on purchases that are redeemed in whole or in part within 12 months of purchase.
4	“Other expenses” have been estimated for the current fiscal year.
5
The Fund’s advisor has contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that total annual fund operating expenses (excluding taxes, interest, portfolio transaction expenses, and extraordinary expenses) do not exceed 1.50%, 2.25% and 1.25% of average daily net assets of the A Shares, C Shares and Institutional Shares, respectively.  This agreement is in effect until December 31, 2011, and may be terminated by the Trust’s Board of Trustees at any time.  The Fund’s advisor is permitted to seek reimbursement from the Fund of previously waived fees or expenses reimbursed to the Fund for three years from the date such fees were waived or expenses were reimbursed, provided that such reimbursement to the advisor does not cause the Fund to exceed its current expense limit or the expense limit in place at the time of such waiver or reimbursement of Fund expenses.

Example
This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year, that all dividend and capital gains are reinvested, and that the Fund’s operating expenses (assuming fee waivers in each period) remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years
A Shares	$719	$1,174
C Shares	$328	$861
Institutional Shares	$127	$559

You would pay the following expenses if you did not redeem your shares:

	One Year	Three Years
A Shares	$719	$1,174
C Shares	$228	$861
Institutional Shares	$127	$559

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes at the Fund level.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  The Fund is newly created and, as a result, does not have a portfolio turnover rate.

Principal Investment Strategies
Under normal circumstances, the Fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in MLP common units and equity securities of “MLP affiliates” which the Fund’s sub-advisor defines as entities issuing MLP I-shares, general partners of MLPs and other entities that may own interests of MLPs (collectively, “MLP Positions”).  While the number of its holdings may vary based upon market conditions and other factors, the Fund intends to invest in a focused portfolio of approximately 15 to 20 high quality MLP Positions which the Fund’s sub-advisor believes will have strong risk adjusted returns and stable and growing cash distributions. The Fund will concentrate (i.e., invest more than 25% of its net assets) in securities of companies in the energy sector, and the Fund intends to make the majority of its investments in  “midstream” MLPs.  Midstream MLPs are generally engaged in the treatment, gathering, compression, processing, transportation, transmission, fractionation, storage and terminalling of natural gas, natural gas liquids, crude oil, refined products or coal.

The Fund's sub-advisor, Center Coast Capital Advisors, LP ("Center Coast" or the "Sub-Advisor"), seeks to identify a portfolio of high quality MLPs.  In managing the Fund’s assets the Sub-Advisor uses a disciplined investment process focused on due diligence from the perspective of an MLP owner, operator and acquirer.

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The Sub-Advisor first establishes a universe of high quality MLPs (i.e., MLPs with strong risk adjusted returns and stable and growing cash distributions) utilizing a proprietary multifactor model, and then strategically weights those companies using financial and valuation analysis centered on quantitative factors including cash flow, yield and relative valuation to establish a valuation target.

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Next the Sub-Advisor evaluates asset quality, considering factors such as contract structure, operating risk, competitive environment and growth potential. The Sub-Advisor also assesses management quality, drawing on its previous experience with many of the MLPs’ management teams to evaluate their financial discipline, level of general partner support, operational expertise, strength of their business plans and ability to execute those plans.  The Sub-Advisor also includes in the diligence process an assessment of the trading dynamics of the securities issued by the MLPs, including liquidity, identification of fund flow from institutional investors with large holdings in the MLPs, equity overhang (i.e., the difference between funds raised and funds invested) and float (i.e., the number of a company’s shares issued and available to be traded by the general public).

•	The Sub-Advisor then ranks, weights and invests in MLPs based on the Sub-Advisor’s assessment of the durability of their cash flows, relative market valuation and growth potential.

The Sub-Advisor will sell an investment if it determines that the characteristics that resulted in the original purchase decision have changed materially, the investment is no longer earning a return commensurate with its risk or other investments with more attractive valuations and return characteristics are identified.

The Fund will not be managed to meet the pass-through requirements of Sub-chapter M of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), which would restrict the Fund’s ability to fully invest in MLPs.

Master Limited Partnerships
An MLP is an entity receiving partnership taxation treatment under the Code, the partnership interests or “units” of which are traded on securities exchanges like shares of corporate stock. MLPs are generally organized under state law as limited partnerships or limited liability companies. To qualify as a master limited partnership, a publicly traded entity must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Code. These qualifying sources include interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, gain from the sale or disposition of a capital asset held for the production of income described in the foregoing, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities.  Due to their partnership treatment, MLPs generally do not pay income taxes, but investors holding interests in MLPs are generally subject to tax on their allocable shares of the MLPs’ income and gains.

MLP I-Shares
MLP I-shares (“I-Shares”) represent ownership interests issued by MLP affiliates.  The affiliate issuing the I-Shares uses the proceeds from the sale of the I-Shares to purchase limited partnership interests in an MLP in the form of I-units, which have similar features as MLP common units in terms of voting rights, liquidation preferences and distributions, except that distributions by an MLP to an I-unit holder are made in the form of additional I-units, generally equal in value to the cash distributed to a common unit holder of the MLP.  Distributions to an I-Share holder are made in the form of additional I-Shares, generally equal in value to the value of I-units distributed to the I-Share issuer.

Temporary Defensive Positioning
In the event that market conditions or other financial or business conditions occur which in the judgment of the Sub-Advisor could result in the longer term impairment of the Fund’s assets, the Sub-Advisor may, but is not required to, implement strategies to place the portfolio in defensive posture for a period of time (a “temporary defensive period”) until in the Sub-Advisor’s assessment such condition has abated.  In such event, the Fund may, without limitation, hold cash or invest its assets in money market instruments and repurchase agreements in respect of those instruments and on a more limited basis may use various strategic transactions in order to hedge the portfolio and mitigate risks.

Principal Risks of Investing
Before you decide whether to invest in the Fund, carefully consider these risk factors and special considerations associated with investing in the Fund, which may cause investors to lose money.

Risks of Investing in MLP Units.  An investment in MLP units involves risks that differ from a similar investment in equity securities, such as common stock, of a corporation.  As compared to common shareholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership.  Additional risks inherent to investments in MLP units include cash flow risk, tax risk, risk associated with a potential conflict of interest between unit holders and the MLP's general partner, and capital markets risk.

Energy Sector Concentration Risks.  A substantial portion of the MLPs in which the Fund invests are engaged primarily in the energy sector of the economy.  As a result, the Fund will be susceptible to adverse economic or regulatory occurrences affecting the energy sector.  Risks associated with investments in MLPs and other companies operating in the energy sector include but are not limited to the following:

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Commodity Risk.  MLPs and other companies operating in the energy sector may be affected by fluctuations in the prices of energy commodities.  Fluctuations in energy commodity prices would directly impact companies that own such energy commodities and could indirectly impact MLP companies that engage in transportation, storage, processing, distribution or marketing of such energy commodities.

•	Supply and Demand Risk. MLPs and other companies operating in the energy sector may be impacted by the levels of supply and demand for energy commodities.

•	Regulatory Risk. MLPs and other companies operating in the energy sector are subject to significant regulation of their operations by federal, state and local governmental agencies.

•	Acquisition Risk. MLPs owned by the Fund may depend on their ability to make acquisitions that increase adjusted operating surplus per unit in order to increase distributions to unit holders.

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Interest Rate Risk.  Rising interest rates could increase the costs of capital thereby increasing operating costs and reducing the ability of MLPs and other companies operating in the energy sector to carry out acquisitions or expansions in a cost-effective manner.

•	Extreme Weather Risk. Weather plays a role in the seasonality of some MLPs’ cash flows, and extreme weather conditions could adversely affect performance and cash flows of those MLPs.

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Catastrophic Event Risk.  MLPs and other companies operating in the energy sector are subject to many dangers inherent in the production, exploration, management, transportation, processing and distribution of natural gas, natural gas liquids, crude oil, refined petroleum and petroleum products and other hydrocarbons.  Any occurrence of a catastrophic event, such as a terrorist attack, could bring about a limitation, suspension or discontinuation of the operations of MLPs and other companies operating in the energy sector.

Tax Risks.  Tax risks associated with investments in the Fund include but are not limited to the following:

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Fund Structure Risk.  Unlike open-end mutual funds that are structured as regulated investment companies for U.S. federal income tax purposes, the Fund will be taxable as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. This means the Fund generally will be subject to U.S. federal income tax on its taxable income at the rates applicable to corporations (currently a maximum rate of 35%) and will be subject to state and local income tax by reason of its investments in equity securities of MLPs.  The Fund’s ability to meet its investment objective will depend largely on the amount of the distributions it receives (in relation to the taxable income it recognizes) with respect to its investments in the MLPs.  The Sub-Advisor may not be able to identify investments that generate sufficient appreciation and income for the Fund to meet its investment objective, after payment by the Fund of federal, state and local income taxes.  In addition, changes in tax laws or regulations, or future interpretations of such laws or regulations, could adversely affect the Fund or the MLPs in which the Fund invests.  Legislation could also negatively impact the amount and tax characterization of dividends received by the Fund’s shareholders.

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MLP Tax Risk.  Partnerships do not pay U.S. federal income tax at the partnership level.  Rather, each partner of a partnership, in computing its U.S. federal income tax liability, must include its allocable share of the partnership’s income, gains, losses, deductions, expenses and credits.  Partnership distributions to partners are not taxable unless the cash amount (or, in certain cases, the fair market value of marketable securities) distributed exceeds the distributee partner’s basis in its partnership interest.  A change in current tax law, or a change in the business of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income.  The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP and could cause any such distributions received by the Fund to be taxed as dividend income.  Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, the after-tax return to the Fund with respect to its investment in such MLPs could be materially reduced which could cause a material decrease in the net asset value per share (“NAV”) of the Fund's shares.

To the extent that the Fund invests in the equity securities of an MLP, the Fund will be a partner in such MLP.  Accordingly, the Fund will be required to include in its taxable income the Fund’s allocable share of the income, gains, losses, deductions and expenses recognized by each such MLP, regardless of whether the MLP distributes cash to the Fund.  Historically, MLPs have been able to offset a significant portion of their taxable income with tax deductions. The portion, if any, of a distribution received by the Fund from an MLP that is offset by the MLP’s tax deductions is generally treated as a tax-deferred return of the Fund’s capital.  Any such return of capital will decrease the Fund’s adjusted basis in the equity securities of the MLP, which will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the Fund for tax purposes on the sale of any such equity securities.  The Fund will not benefit from favorable federal income tax rates on long-term capital gains because it will be treated as a corporation for federal income tax purposes.  In addition, the Fund will incur a current income tax liability on the portion of its share of the income and gain from its MLP investments that is not offset by its share of the MLPs’ tax deductions.  The percentage of an MLP’s income that is offset by the MLP’s tax deductions will fluctuate over time.  If the percentage of the income allocated to the Fund that is offset by tax deductions declines, or the Fund’s portfolio turnover increases, the Fund could incur increased tax liabilities and the portion of the distributions paid by the Fund that is treated as tax-deferred return of capital and/or capital gain, as the case may be, would be reduced and the portion treated as taxable dividend income would be increased.  This generally would result in lower after-tax distributions to shareholders.  If the amount of a Fund distribution to U.S. Shareholders (as defined below under “Other Information – Taxes”) exceeds the Fund’s current and accumulated earnings and profits, such excess will be treated first as a tax-free return of capital to the extent of, and in reduction of, U.S. Shareholder’s tax basis in the shares, and thereafter as capital gain.  Any such capital gain will be long-term capital gain if such U.S. Shareholder has held the applicable shares for more than one year. The portion of the distribution received by the U.S. Shareholder from the Fund that constitutes a return of capital will decrease the U.S. Shareholder’s tax basis in his or her Fund shares (but not below zero), which will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the U.S. Shareholder for tax purposes on the later sale of such Fund shares.

The portion of the distributions received by the Fund that are considered return of capital will not be known until the Fund receives a schedule K-1 with respect to each of its MLP investments. The Fund’s tax liability will not be known until the Fund completes its annual tax return. The Fund’s tax estimates could vary substantially from the actual liability and therefore the determination of the Fund’s actual tax liability may have a material impact on the Fund’s NAV. The payment of corporate income taxes imposed on the Fund will decrease cash available for distribution to shareholders.

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Deferred Tax/Financial Reporting Risk.  Because the Fund is treated as a regular corporation, or "C" corporation, for U.S. federal income tax purposes, the Fund will incur tax expenses.  In calculating the Fund's NAV in accordance with generally accepted accounting principles, the Fund will, among other things, account for its deferred tax liability and/or asset balances.  Accordingly, for financial reporting (but not tax reporting) purposes the Fund will accrue deferred income taxes for its future tax liability associated with that portion of MLP distributions considered to be a tax-advantaged return of capital, as well as for its future tax liability associated with the capital appreciation of its investments. Upon the Fund’s sale of an MLP security, the Fund may be liable for previously deferred taxes. The Fund will rely to some extent on information provided by MLPs, which is not necessarily timely, to estimate deferred tax liability for purposes of financial statement reporting and determining its NAV. From time to time, the Fund will modify its estimates or assumptions regarding its deferred tax liability as new information becomes available.  These accruals will reduce the Fund’s NAV.

Liquidity Risk.  MLP common units and equity securities of MLP affiliates, including I-Shares, often trade on national securities exchanges.  However, certain securities, including those of issuers with smaller capitalizations, may trade less frequently.  The market movements of such securities with limited trading volumes may be more abrupt or erratic than those with higher trading volumes.  As a result of the limited liquidity of such securities, the Fund could have greater difficulty selling such securities at the time and price that the Fund would like and may be limited in its ability to make alternative investments.  This may also adversely affect the Fund's ability to remit dividend payments to shareholders.  The Fund may not purchase or hold securities that are illiquid or are otherwise not readily marketable if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

General Market Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Management Risk. The Fund has an actively managed portfolio.  The Sub-Advisor applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s products or services.

Equity Securities Risk.  MLP units and other equity securities held by the Fund can be affected by general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, changes in interest rates, and the particular circumstances and performance of particular companies whose securities the Fund holds.

Derivative Risks.  The Fund may enter into certain derivatives contracts during temporary defensive periods to hedge the portfolio and mitigate risk.  If the Sub-Advisor’s prediction of movements in the direction of the securities and interest rate markets is inaccurate, the consequences to the Fund may leave the Fund in a worse position than if it had not used such strategies.

Non-Diversification Risk: The Fund is non-diversified, which means the Fund may focus its investments in the securities of a comparatively small number of issuers. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers.

Performance
Because the Fund is new, it does not have a full calendar year performance record to compare against other mutual funds or broad measures of securities market performance such as indices. Performance information will be available after the Fund has been in operation for one calendar year.

Investment Advisors
Liberty Street Advisors, Inc. is the Fund’s investment advisor.

Center Coast Capital Advisors, LP is the Fund’s sub-advisor.

Portfolio Managers
Dan C. Tutcher, Robert T. Chisholm, Steven W. Sansom and Darrell L. Horn have served as the portfolio managers of the Fund since its inception on December 31, 2010.

Purchase and Sale of Fund Shares
To purchase shares of the Fund, you must invest at least the minimum amount.

Minimum Investments	To Open Your Account	To Add to Your Account
A Shares and C Shares
Standard Accounts	$2,500	$100
Traditional and Roth IRA Accounts	$2,500	$100
Accounts with Systematic Investment Plans	$2,500	$100
Qualified Retirement Plans	$2,500	$100
Institutional Shares
All Accounts	$1,000,000	$100,000

Fund shares are redeemable on any business day by written request or by telephone.

Tax Information
Unlike open-end mutual funds that are structured as regulated investment companies for U.S. federal income tax purposes, the Fund will be taxable as a corporation for U.S. federal income tax purposes.  Thus, the Fund itself will be subject to federal, state and local tax on its taxable income.  Distributions by the Fund will be taxable to U.S. shareholders as dividends for U.S. federal income tax purposes to the extent of the Fund’s current and accumulated earnings and profits.  Distributions exceeding such amount will be treated first as a tax-free return of capital to the extent of, and in reduction of, the U.S. Shareholder’s tax basis in the shares of the Fund, and thereafter as capital gain.  Any such capital gain will be long-term capital gain if such U.S. Shareholder has held the applicable shares for more than one year. The portion of the distribution received by the U.S. Shareholder from the Fund that constitutes a return of capital will decrease the U.S. Shareholder’s tax basis in his or her Fund shares (but not below zero), which will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the U.S. Shareholder for tax purposes on the later sale of such Fund shares.  If you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account you may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.